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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2007

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-14498                 13-3612110
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

        42 West 39th Street, New York, New York                   10018
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On January 25, 2007, Bluefly, Inc. (the "Company") commenced an exchange offer (the "Exchange Offer") pursuant to which it is offering eligible employees and non-employee directors the opportunity to exchange, on a grant-by-grant basis: (a) their outstanding eligible stock options that were vested as of August 31, 2006 for restricted stock awards consisting of the right to receive restricted common stock of the Company (the "Restricted Stock Awards"); and (b) their outstanding eligible stock options that were not vested as of August 31, 2006 for deferred restricted stock unit awards consisting of rights to receive common stock of the Company on specified dates subsequent to vesting (the "Deferred Stock Unit Awards," and, together with the Restricted Stock Awards, the "Replacement Awards").

        ELIGIBILITY

        In order to be eligible to participate in the Exchange offer, an option holder must (a) be an employee or non-employee director of the Company on the date of the Exchange Offer, (b) have neither ceased to be an employee or non-employee director, nor have submitted or received a notice of termination of employment or resignation, prior to the expiration of the Exchange Offer and (c) own eligible options. Options eligible for exchange in the Exchange Offer are outstanding options granted under the Company's 2005 Stock Incentive Plan, its Amended and Restated 1997 Stock Option Plan or its 2000 Stock Option Plan that, in each case, have an exercise price per share that is greater than $1.50.

        EXCHANGE RATIO

        The number of Replacement Awards an eligible participant will receive in exchange for an eligible option will be determined by a specific exchange ratio applicable to that option, as set forth in the Offer to Exchange (as hereinafter defined).

        VESTING AND DELIVERY DATES

        Restricted Stock Awards granted pursuant to the Exchange Offer will vest and become free from restriction one year from the date of the exchange, except if the grantee makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, then the restrictions on such Restricted Stock Award will lapse with respect only to the number of shares needed to satisfy any applicable tax withholding as of the date that the Company receives such election, as more fully described in the Offer to Exchange. The minimum period for full vesting of Deferred Stock Unit Awards is two years from the date of exchange. The length of the vesting schedule applicable to each Deferred Stock Unit Award will be based on the final vesting date of the option as of the date it is canceled in exchange for those deferred stock units, as follows:

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                   DEFERRED STOCK UNIT AWARDS VESTING SCHEDULE
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   FINAL VESTING DATE OF     TOTAL VESTING PERIOD OF    PERCENTAGE OF DEFERRED
ELIGIBLE STOCK OPTION AS OF      DEFERRED STOCK        STOCK UNIT AWARDS VESTED
   DATE OF CANCELLATION            UNIT AWARDS                QUARTERLY*
---------------------------  -----------------------   -------------------------
Prior to August 31, 2007             2 years                  12 power of (1/2)%
On or after August 31, 2007          3 years                   8 power of (1/3)%

*Deferred Stock Unit Awards will vest in substantially equal quarterly installments over the applicable vesting period, subject to the participant's continue employment with (or service on the Board of Directors of) the Company.

        The shares of common stock underlying the Deferred Stock Unit Award will be delivered on the Delivery Date. The Delivery Date will be the date on which the earliest to occur of the following occurs:

                                       DELIVERY DATE
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                o     2 years from the date of grant (with respect to
                      Deferred Stock Units exchanged for eligible options with a vesting date prior to August 31, 2007)

                      OR

                      3 years from the date of grant (with respect to Deferred Stock Units exchanged for eligible options with a vesting date on or after August 31, 2007)

                o     Death

                o The date on which the employee is "disabled" (as such term is defined in Section 409A(a)(2)(C) of the Internal Revenue of 1986, as amended (referred to as the "Code") and the official guidance issued thereunder)

        GENERAL

        The Exchange Offer began on January 25, 2007 and is scheduled to end on Friday, February 23, 2007, at 11:59 p.m., Eastern Standard Time.

        Melissa Payner-Gregor, the Company's chief executive officer, and Patrick C. Barry, the Company's chief financial officer, are not eligible to participate in the Exchange Offer, but have already participated in an exchange through each of their employment agreements, which are described in the Offer to Exchange. However, other executive officers of the Company, as well as non-employee directors, are eligible to participate in the Exchange Officer, and therefore may be deemed to have a material interest in the terms thereof.

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        The terms of the Exchange Offer are set forth in the Offer to Exchange, dated as of January 25, 2007 (the "Offer to Exchange"), a copy of which has been filed as Exhibit 99.1 to this Current Report on Form 8-K. Such terms are incorporated herein by reference.

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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1 Offer to Exchange, dated as of January 25, 2007 (incorporated by reference to Exhibit (a)(1)(A) to the Schedule TO filed by the Company with the Securities and Exchange Commission on January 25, 2007).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLUEFLY, INC.
                                             (Registrant)


Date: January 25, 2007                       By:    /s/ Patrick C. Barry
                                                    ----------------------------
                                             Name:  Patrick C. Barry
                                             Title: Chief Operating Officer and
                                                    Chief  Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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99.1 Offer to Exchange, dated as of January 25, 2007 (incorporated by reference to Exhibit (a)(1)(A) to the Schedule TO filed by the Company with the Securities and Exchange Commission on January 25, 2007).